HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042             HV-5776 – PremierSolutions Cornerstone

333-72042             HV-5795 – PremierSolutions Standard (Series A)

333-72042             HV-6775 – PremierSolutions Cornerstone (Series II)

333-72042             HV-6779 – PremierSolutions Standard (Series A-II)

333-151805           HV-6776 – Premier Innovations

333-151805           HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805           HV-6778 – Premier Innovations (Series II)

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Supplement dated July 6, 2018 to your Prospectus

FUND NAME CHANGE

Columbia Mid Cap Value Fund – Class A

Effective July 1, 2018, the Columbia Mid Cap Value Fund was re-named the Columbia Select Mid Cap Value Fund.

As a result of the change, all references to the Columbia Mid Cap Value Fund in your Prospectus are deleted and replaced with the Columbia Select Mid Cap Value Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.